UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by WellCare Health Plans, Inc. (the “Company”) to correct the parties named as defendants in the putative class action complaint described in the Current Report on Form 8-K filed by the Company on October 30, 2007.

Item 8.01  Other Events.

Press Release, dated October 26, 2007

The Company issued a press release concerning certain items relating to the ongoing investigation of the Company by certain federal and state agencies. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Putative Class Action Litigation

On October 26, 2007, a putative class action complaint was filed in the United States District Court for the Middle District of Florida against the Company, Todd Farha, the Company’s chairman and chief executive officer ,and Paul Behrens, the Company’s senior vice president and chief financial officer, entitled Eastwood Enterprises, L.LC. v. Farha, et al. The complaint alleges that the defendants materially misstated the Company’s reported financial condition by, among other things, purportedly overstating revenue and understating expenses in amounts unspecified in the pleading in violation of the Securities Exchange Act of 1934, as amended.  The complaint seeks, among other things, certification as a class action and damages. The Company intends to vigorously defend itself against this claim.

Putative Shareholder Derivative Action

On October 29, 2007, a putative shareholder derivative action supposedly brought on behalf of the Company was filed in the United States District Court for the Middle District of Florida entitled Rosky v. Farha, et al.  The action is asserted against all Company directors except for D. Robert Graham and also names the Company as a nominal defendant.  The action primarily contends that the defendants allegedly allowed or caused the Company to misrepresent, in a manner unspecified in the pleading, its reported financial condition and asserts claims seeking damages and equitable relief for, among other things, the defendants' supposed breach of fiduciary duty, waste and unjust enrichment.  The Company intends to contest, among other things, the standing of the plaintiff to prosecute the purported claims in the Company's name.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   The following exhibits are filed as part of this report:

99.1	Press Release, dated October 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007	WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 26, 2007